SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549

                             FORM 8-K

                          CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 17, 1995


                       GEORGIA POWER COMPANY
        (Exact name of registrant as specified in its charter)


        Georgia                  1-6468               58-0257110
(State or other jurisdiction  (Commission    (IRS Employer
      of incorporation)        File Number)   Identification No.)


 333 Piedmont Avenue, NE, Atlanta, Georgia                30308
  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (404) 526-6526


                              N/A
    (Former name or former address, if changed since last report.)





                              - 2 -


Item 5. Other Events.

        On May 17, 1995, Georgia Power Company (the "Company")

entered into a Purchase Contract covering the issue and sale of

$75,000,000 aggregate principal amount of First Mortgage Bonds,

7.70% Series due May 1, 2025.  Said First Mortgage Bonds were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement (Registration

Statement No. 33-49661).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            1      Form of Proposal for the purchase of
                   $75,000,000 aggregate principal amount of
                   First Mortgage Bonds, 7.70% Series due May 1, 2025, dated May 17, 1995, between the Company and the Purchaser named therein, with Purchase Contract attached thereto.

            4      Supplemental Indenture dated as of May 1,
                   1995, between the Company and Chemical Bank, as Trustee.

            12 Computation of ratio of earnings to fixed charges for the five years ended December 31, 1994, and the twelve months ended April 30, 1995.

            15     Letter re unaudited interim financial
                   information.

            23(a)  Consent of Troutman Sanders.

            23(b)  Consent of Balch & Bingham.

            26(a)  Notice of Invitation for Proposals.

            26(b)  Terms and Conditions Relating to Proposals.





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                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange

Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly

authorized.


Date:  May 19, 1995                GEORGIA POWER COMPANY



                                   By /s/Wayne Boston
                                             Wayne Boston
                                          Assistant Secretary